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                                   Promissory Note
                                   ---------------

     V-ONE hereby acknowledges that Scientek Corporation has agreed to lend the sum of $330,000 to V-ONE corporation. This loan will be delivered as soon as possible. The principal loan amount shall bear no interest and shall be due on the anniversary date of this agreement.

     As further consideration for the aforementioned loan, Mr. James Chen, President of V-ONE corporation will transfer 23,000 shares of V-ONE stocks over from his personal account. The transfer shall occur immediately after the repayment of the loan.



                                       /s/ James F. Chen
                                       -------------------------
                                       James F. Chen
                                       President
                                       V-ONE Corporation

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                      ALLONGE AND AMENDMENT TO PROMISSORY NOTE


              THIS  ALLONGE AND  AMENDMENT TO  PROMISSORY NOTE  ("Amendment") is
     made  this  12th  day  of    June,  1996,  by  and between  HAI  HUA  CHENG
     ("Mr. Cheng") and VIRTUAL OPEN NETWORK ENVIRONMENT CORPORATION ("V-ONE").

              WHEREAS, on June 1, 1995, V-ONE executed that certain Promissory Note ("Note") with a term of one year in favor of Scientek Corporation ("Scientek") in the original principal amount of Three Hundred Thirty Thousand and No Hundredths Dollars ($330,000.00);

              WHEREAS, the Note obligated James F. Chen, the president of V-ONE ("President"), to transfer 23,000 old shares of the common stock of V-ONE ("Old Shares") to Scientek in consideration for the loan immediately upon satisfaction of the Note;

              WHEREAS, prior and subsequent to the execution of the Note, Scientek, the President, and V-ONE intended for the Old Shares to be issued by V-ONE and not by the President;

              WHEREAS, on November 13, 1995, each Old Share was split into 10 new shares of common stock of V-ONE ("New Shares");

              WHEREAS, for valuable consideration Scientek assigned its rights, title, and interest in the Note to Mr. Cheng;

              WHEREAS, as further consideration for the Note, V-ONE issued 115,000 New Shares to a voting trust for the benefit of Mr. Cheng;

              WHEREAS, on May 17, 1996, Mr. Cheng agreed to extend the term of the Note to May 31, 1997;

              WHEREAS, in consideration for Mr. Cheng's agreement not to demand payment of the Note until after the public offering of New Shares, V-ONE offered Mr. Cheng the option of receiving New Shares in lieu of cash as full consideration for the principal amount of the Note, the value of each such New Share to be determined by reference to the price of a New Share on April 26, 1996; and

              WHEREAS, V-ONE and Mr. Cheng desire to amend the terms of the Note (i) to reflect the assignment of Scientek's rights, title, and interest therein to Mr. Cheng, (ii) to extend the Note's term, and (iii) to modify certain other terms of the Note, all as more particularly set forth herein.

              NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt and sufficiency of which are hereby

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     acknowledged,  V-ONE and  Mr. Cheng  hereby  agree that  the Note  shall be amended as follows:

     1.       PRINCIPAL

              The outstanding principal balance of the Note is $330,000.00.

     2.       PARTIES

              The obligor under the Note shall remain V-ONE. The obligee under the Note shall be Mr. Cheng.

     3.       TERM

              The Note shall become due and payable on May 31, 1997.

     4.       TRANSFER OF SHARES

              V-ONE shall transfer 230,000 New Shares to Mr. Cheng immediately upon repayment of the outstanding balance of the Note.

     5.       ELECTION REGARDING PAYMENT OF PRINCIPAL

              At Mr. Cheng's election, on or prior to May 31, 1997, V-ONE shall transfer to Cheng an amount of cash sufficient to satisfy the then outstanding balance of the Note, or a sufficient number of New Shares that, in the aggregate, equal the then outstanding balance of the Note at $3.00 per New Share.

     6.       REAFFIRMATION; RENEWAL; NO NOVATION

              V-ONE hereby ratifies, confirms and renews its obligations under the Note, and promises to pay and perform all of such obligations, as modified by this Amendment. V-ONE hereby reaffirms all of its representations, covenants and warranties set forth in the Note. The execution and delivery of this Amendment does not constitute a novation of the debt evidenced by the Note. All references in the Note to the term "loan" shall mean the Note as amended hereby.

              EXCEPT AS EXPRESSLY MODIFIED HEREBY, all of the terms, covenants and conditions of the Note remain in full force and effect.












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              IN  WITNESS   WHEREOF,  the  parties  hereto   have  placed  their
     respective hands and seals as of the date first above written.





                                       By: /s/ James F. Chen, President
                                          ------------------------------------
     (SEAL)                               JAMES F. CHEN, PRESIDENT,
                                          VIRTUAL OPEN NETWORK ENVIRONMENT
                                          CORPORATION



                                       By: /s/ Hai Hua Cheng
                                          ------------------------------------
                                           HAI HUA CHENG



































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